UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☒	Soliciting Material under §240.14a-12
CTI BioPharma Corp.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ON NOVEMBER 29, 2017, CTI BIOPHARMA CORP. (THE “COMPANY”) WILL PUBLISH IN ITALY A PRELIMINARY NOTICE OF CALL REGARDING THE COMPANY’S SPECIAL MEETING OF SHAREHOLDERS, WHICH IS EXPECTED TO BE HELD ON JANUARY 24, 2018 (THE “PRELIMINARY NOTICE OF CALL”). THE FOLLOWING IS AN ENGLISH TRANSLATION OF THE PRELIMINARY NOTICE OF CALL.

ENGLISH TRANSLATION OF PRELIMINARY NOTICE OF CALL

CTI BIOPHARMA CORP.

Registered office: 3101 Western Avenue, Suite 800
Seattle, Washington 98121, United States of America
Preliminary notice of call of Special Meeting of Shareholders expected to be held on January 24, 2018

To our Shareholders:

The Special Meeting of Shareholders (the “Special Meeting”) of CTI BioPharma Corp., a Washington corporation (the “Corporation”), is expected to be held on January 24, 2018, at 10.00 a.m. (Seattle, Washington time) at the Corporation’s headquarters at 3101 Western Avenue, Suite 800, Seattle, Washington 98121, to consider the following matters:

1.
to consider and vote on a proposal to reincorporate the Corporation from the State of Washington to the State of Delaware by merging the Corporation with and into a newly formed, wholly owned subsidiary; and

2.	to transact such other business as may properly come before the Special Meeting and all adjournments and postponements thereof.

The items of the agenda are subject to possible amendments by the board of directors, and such amendments would be reflected in the final notice of call of the Special Meeting.

Our shareholders (the “Shareholders”) are cordially invited to attend the Special Meeting. Shareholders of record at the close of business on 5 December 2017, the record date established by the Board (the “Record Date”), will be entitled to vote at the Special Meeting. The Shareholders will have the right to exercise their voting rights at the Special Meeting even if the date of the Special Meeting is adjourned or postponed to the extent that the Special Meeting is adjourned or postponed not later than 24 May 2018. A complete list of the Shareholders that will be receiving the call notice of the Special Meeting and have the right to exercise their voting rights will be available for review by the Shareholders for any reason concerning the Special Meeting at the office of the Secretary of the Corporation at 3101 Western Avenue, Suite 800, Seattle, Washington 98121, beginning ten days prior to the Special Meeting.

The Shareholders whose shares are held in Italy through Monte Titoli S.p.A. (the “Italian Shareholders”) may obtain from the intermediaries through which they hold their shares (the “Depositary Banks”) the certification for attendance at the Special Meeting (the “Certification”), which is to be presented to the Corporation to attend the Special Meeting and to vote in person. Alternatively, the Italian Shareholders (subject to obtaining the Certification) may vote by mail by submitting the proxy card, which will be included in the Corporation’s proxy statement and will be available on the website of the United States Securities and Exchange Commission (the “SEC”) at www.sec.gov and the Corporation’s website at www.ctibiopharma.com. Shareholders must duly fill in and execute the proxy card and deliver it to the Corporation’s headquarters, together with the Certification. The name indicated on the proxy card must exactly match with the name printed on the Certification.

Please note that the Corporation expects that the definitive proxy statement will be available on or about December 8, 2017 on the SEC’s website at www.sec.gov and on the Corporation’s website at www.ctibiopharma.com, and in paper form at the Depositary Banks and at the office of the Italian branch of the Corporation’s Italian legal counsel, Legance Studio Legale Associato (contact person: Mr. Giorgio Vanzanelli), at Via Dante 7, 20123 Milan, Italy. The Corporation made available a preliminary proxy statement on 27 November 2017 on the SEC’s website at www.sec.gov and on the Corporation’s website at www.ctibiopharma.com, and in paper form at the Depositary Banks and at the office of the Italian branch of the Corporation’s Italian legal counsel, Legance Studio Legale Associato (contact person: Mr. Giorgio Vanzanelli), at Via Dante 7, 20123 Milan, Italy. The Shareholders are cordially invited to examine the proxy statement and, in particular, the section regarding the matters to be resolved upon at the Special Meeting, which is described in greater detail in the proxy statement.

Any Shareholder that is a resident of Italy may also vote via Internet or by telephone if his or her shares are held directly by a U.S. broker-dealer’s account in the Shareholder’s name before or on the Record Date. Once the shares are held by a U.S. broker-dealer, the Shareholder may receive the Special Meeting documentation at his or her address, together with a security code to be used for voting (i) on the website: www.proxyvote.com or (ii) by calling the telephone number provided on the proxy card included in the proxy statement. The Shareholders are invited to contact their Depositary Bank to understand the procedure associated with the transfer by any Shareholder to a U.S. broker-dealer’s account. Please note that the costs derived from the transfer, including those debited or claimed by the U.S. broker-dealer for the management of the account in the United States, shall be borne by the Shareholder requesting the transfer of his or her shares.

Italian Shareholders may also request that they be registered in the Corporation’s shareholder ledger at any time as a record holder. The Italian Shareholders are invited to contact their bank to understand the procedure for such registration, which would include, inter alia, the submission of a registration request (together with an ownership certification) to the Corporation’s transfer agent, the removal of the shares from Monte Titoli’s account and transfer of the shares to the United States directly in the name of the Italian Shareholder. Please note that registration in the Corporation’s shareholders ledger may limit the disposal rights related to the shares or make its exercise more complex.

Shareholders are kindly invited to contact their Depositary Banks so that they can receive the Special Meeting documentation, including the proxy card, and related instructions on voting.

On behalf of the Board of Directors

Laurent Fischer, M.D.
Chairman of the Board

29 November 2017

The Corporation has filed and will file a proxy statement and other documents regarding the Special Meeting described in this Preliminary Notice of Call of Special Meeting of Shareholders with the SEC. The Corporation’s shareholders are urged to read the proxy statement and other relevant materials when they become available, because they contain and will contain important information about the Corporation, the Special Meeting and related matters. Shareholders may obtain a free copy of the Corporation’s definitive proxy statement when available, and other documents filed by the Corporation with the SEC, at the SEC’s website (www.sec.gov), on the Corporation’s website (www.ctibiopharma.com), in paper form at the Depositary Banks and at the office of the Italian branch of the Corporation’s Italian legal counsel, Legance Studio Legale Associato (contact person: Mr. Giorgio Vanzanelli), at Via Dante 7, 20123 Milan, Italy.